SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
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Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014 (March 28, 2014)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification Number)
incorporation)

760 Route 10, Suite 203
Whippany, New Jersey  07981
 (Address of Principal Executive Offices)

(Prior Address if Changed From Last Report)

(973) 455-0970
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities.

Common Stock:

On January 1, 2014, the Company became obligated to issue 3,000,000 shares of the Company’s restricted common stock in exchange for consulting services provided, or to be provided, to the Company in connection with the www.pazoo.com website. Those shares were issued on or about March 28, 2014.  1,500,000 shares vest on July 1, 2014 and the remaining 1,500,000 shares vest on December 31, 2014.  Provided that the consultant performs all tasks within the scope of work, an additional 3,000,000 shares will be due to be issued on or about January 1, 2015 with those shares vesting 1,500,000 shares on July 1, 2015 and the remaining 1,500,000 shares on December 31, 2015.  All shares issued are subject to a contractual lock-up provision.  By issuing restricted stock rather than cash for these services, the Company has preserved its cash for other business opportunities.

Item 7.01    Regulation FD Disclosure.

On March 28, 2014, the Company announced in a press release (Pazoo, Inc. Enters Into a Binding Letter of Intent to Acquire a 40% Interest in MA & Associates, LLC a Company Formed to Be a Medical Marijuana Testing Laboratory in the State of Nevada) that it entered into a Binding Latter of Intent, subject to the Company’s completion of its due diligence, to acquire a minority stake in a company (MA & Associates, LLC) seeking to become a licensed medical marijuana testing laboratory in the State of Nevada.  A copy of the press release is attached hereto as Exhibit 99.01.  As set forth above, the Company is a party to a Binding Letter of Intent to acquire a 40% stake in MA & Associates, LLC.  In that regard, the Company has been provided with a redacted copy of a License Agreement whereby MA & Associates, LLC entered into a 20 year exclusive license to certain computer applications for scientific testing, procedures, know-how, and protocols in connection with testing cannabis. The execution of the License Agreement is a significant step toward MA & Associates, LLC’s future success.  A copy of the redacted License Agreement is attached hereto as Exhibit 99.02.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.01 through 99.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.
	99.01	Press Release dated March 28, 2014
	99.02	MA & Associates, LLC License Agreement (redacted).

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2014	PAZOO, INC. (Registrant)

/s/ David M. Cunic
David M. Cunic/ CEO